Rule 497(d)

                            FT 545

         Ibbotson(R) Cornerstone Equity Style Portfolio
         Ibbotson(R) Centerpiece Equity Style Portfolio
          Ibbotson(R) Pinnacle Equity Style Portfolio

       Supplement to the Prospectus dated June 26, 2001

     Notwithstanding anything to the contrary in the Prospectus, all shares of WorldCom, Inc. (Ticker: WCOME) have been removed from the portfolios of the above referenced Series, and all shares of Koninklijke Ahold NV (Ticker: AHO) have been removed from Ibbotson(R) Centerpiece Equity Style Portfolio and Ibbotson(R) Pinnacle Equity Style Portfolio for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

March 3, 2003